EXHIBIT 99.2


NATIONAL CITY BANCORPORATION                                       PRESS RELEASE



For More Information, Call:

Thomas J. Freed                                         For Release 11:00 AM CDT
National City Bancorporation                                       July 18, 2001
651 Nicollet Mall
Minneapolis, MN 55402-1611
(612) 904-8507

                          NATIONAL CITY BANCORPORATION
                        ANNOUNCES SECOND QUARTER EARNINGS

         Minneapolis, Minnesota -- National City Bancorporation today announced net earnings of $4,026,000 for the second quarter of 2001, compared with $4,723,000 in the second quarter of 2000. Basic earnings per share were $0.48 per share compared with $0.56 for the second quarter of 2000. Net income for the six months ended June 30, 2001 was $8,179,000 compared with $8,993,000 for the same period of 2000.

         Net interest income was $12,149,000 for the second quarter compared with $13,546,000 for the same period last year. The tax equivalent net interest margin was 4.70 percent, compared with 4.98 percent in the second quarter of 2000.

         Net loan recoveries were $128,000 in the second quarter of 2001 compared with net loan charge-offs of $734,000 for the same period last year. The 2001 second quarter loss provision was $820,000 compared with $630,000 in the second quarter of 2000. The Company's reserve for loan losses at June 30, 2001 was $13,854,000 or 1.58 percent of loans outstanding compared with $14,081,000 and 1.55 percent at December 31, 2000. Nonperforming assets were $16.8 million or 1.9 percent of loans outstanding at June 30, 2001, compared with $25.7 million and 2.8 percent at December 31, 2000

         National City Bancorporation is a bank holding company, which owns National City Bank of Minneapolis, a business bank founded in 1964 to serve the broad financial needs of businesses from growth to maturity and their owners, executives and employees (www.nationalcitybank.com) and Diversified Business Credit, Inc., a commercial finance company (www.businesscredit.com). The Company's stock is traded on the NASDAQ Stock Market(SM) under the symbol NCBM. On April 30, 2001, National City Bancorporation announced that it had entered into a definitive agreement to merge with Marshall & Ilsley Corporation of Milwaukee, Wisconsin.

EARNINGS SUMMARY                                Three Months              Six Months
(in thousands except per share)                Ended June 30             Ended June 30
                                               -------------             -------------
                                            2001          2000         2001          2000
                                            ----          ----         ----          ----
Net income                                  $ 4,026       $ 4,723      $ 8,179       $ 8,993
Basic earnings per share                        .48           .56          .97          1.05
Dividends declared per share                    .14           .12          .28           .24


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NATIONAL CITY BANCORPORATION QUARTERLY STATISTICAL DATA (IN THOUSANDS)

                                              Three months ended        Six months ended
                                                   June 30                  June 30
INCOME STATEMENT HIGHLIGHTS                   2001         2000         2001        2000
---------------------------                ---------    ---------    ---------    ---------
Net interest income                        $  12,149    $  13,546    $  24,562    $  26,325
Provision for loan losses                        820          630        1,650        1,150
Gain on sale of securities                                                 499
Total noninterest income                       2,723        2,326        5,197        4,803
Total noninterest expense                      7,562        7,581       15,395       15,245
Taxable-equivalent adjustment                    241          132          469          216
Earnings before taxes                          6,490        7,661       13,213       14,733
Applicable income taxes                        2,464        2,938        5,034        5,740
                                           ---------    ---------    ---------    ---------
Net Earnings                               $   4,026    $   4,723    $   8,179    $   8,993
                                           =========    =========    =========    =========
Basic earnings per share                   $    0.48    $    0.56    $    0.97    $    1.05
Average shares outstanding                 8,474,072    8,499,669    8,473,738    8,590,418

KEY RATIOS
----------
Return on average assets                        1.43%        1.65%        1.42%        1.61%
Return on average equity                        9.79%       12.32%        9.98%       11.75%
Efficiency ratio                               50.85%       47.76%       50.88%       48.98%
Net Interest Margin (tax equivalent basis)      4.70%        4.98%        4.62%        4.97%

BALANCE SHEET HIGHLIGHTS                          June 30 2001         December 31 2000
------------------------                          ------------         ----------------
Total securities                              $          195,648      $          207,946
Loans                                                    877,257                 910,828
Less allowance for loan losses                           (13,854)                (14,081)
                                              ------------------      ------------------
Net loans                                                863,403                 896,747
Other assets                                             102,278                  87,913
                                              ------------------      ------------------
Total assets                                  $        1,161,329      $        1,192,606
                                              ==================      ==================
Total deposits                                $          590,242      $          643,724
Short-term borrowed funds                                182,214                 190,062
Long-term debt                                           200,929                 176,000
Other liabilities                                         16,554                  18,061
                                              ------------------      ------------------
Total Liabilities                                        989,939               1,027,847
Total stockholders' equity                               171,390                 164,759
                                              ------------------      ------------------
Total liabilities and stockholders' equity    $        1,161,329      $        1,192,606
                                              ==================      ==================
CREDIT QUALITY
--------------
Non-accrual loans                             $            1,941      $           17,871
Renegotiated loans                                           199                     209
Past due 90 days or more                                   2,014                     106
Other Real Estate Owned                                    4,330                      42
                                              ------------------      ------------------
                                                           8,484                  18,228
Percent of total loans                                       1.0%                    2.0%
Impaired accruing loans                                    8,272                   7,504
                                              ------------------      ------------------
Total nonperforming assets                                16,756                  25,732
Percent of total loans                                      1.91%                   2.82%
Loan charge-offs net of recoveries            $            1,877      $            2,757
Reserve for losses to total loans                           1.58%                   1.55%

SECOND QUARTER AVERAGES                             June 2001             June 2000
-----------------------                             ---------             ---------
Investment securities                         $          191,526      $          198,239
Loans                                                    854,234                 872,139
Other assets                                              85,577                  77,176
                                              ------------------      ------------------
Total assets                                  $        1,131,337      $        1,147,554
                                              ==================      ==================

Noninterest bearing deposits                  $          137,009      $          135,095
Interest bearing deposits                                444,535                 479,110
Short-term borrowed funds                                174,238                 180,198
Long-term debt                                           193,325                 188,419
Other liabilities                                         15,396                  12,465
                                              ------------------      ------------------
                                                         964,503                 995,287
Stockholders' equity                                     166,834                 152,267
                                              ------------------      ------------------
Total liabilities & stockholders' equity      $        1,131,337      $        1,147,554
                                              ==================      ==================


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